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                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Robert Fallah, Chief Executive Officer/Chief Financial Officer of Algiers Resources, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Company's Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2003, (the "Report") which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 19, 2003

                                                   /s/ Robert Fallah
                                                   -----------------
                                                   Robert Fallah
                                                   Chief Executive Officer and
                                                   Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Algiers Resources, Inc. and will be retained by Algiers Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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